                               FIRST AMENDMENT TO
                          CREDIT AGREEMENT AND CONSENT


                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "AMENDMENT") made and entered into as of May 19, 1998, by and among AMERICAN PHYSICIAN PARTNERS, INC., a Delaware corporation (the "BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation for itself, as Lender, and as Agent for Lenders (the "AGENT"), and the other Lenders signatory from time to time to the Credit Agreement referred to below (each a "LENDER").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Lenders and the Agent are parties to a certain Credit Agreement, dated November 26, 1997 (the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement as amended by this Amendment), whereby the Lenders have made available certain revolving credit facilities to the Borrower, subject to the terms, covenants and conditions contained in the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders increase their Revolving Loan Commitments so that the aggregate Revolving Credit Commitment is increased to $160,000,000 from the current level of $115,000,000, and that all of the Lenders consent to amend the Credit Agreement to permit such increase; and

         WHEREAS, certain Lenders have agreed to increase their commitments and the remaining Lenders have agreed to give their consents to such increase all upon the terms and conditions specified herein; and

         WHEREAS, the Borrower, the Agent and the Lenders have further agreed to amend the Credit Agreement, as set forth in this Amendment.

                 NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.      AMENDMENTS TO CREDIT AGREEMENT.   Effective on the date on
which the Agent shall notify the Borrower that the conditions to the effectiveness specified in Section 6 hereto have been satisfied, (the "EFFECTIVE Date"), the Credit Agreement is hereby amended as follows:

         (a) By deleting "One Hundred Fifteen Million Dollars ($115,000,000)" where it appears in the second line of the first recital paragraph of the Credit Agreement and inserting in lieu thereof "One Hundred Sixty Million Dollars ($160,000,000)";

         (b)     By deleting the second paragraph (including the chart) of
Section 1.5(a) of the Credit Agreement and inserting in lieu thereof the following:

                     The Applicable Revolver Index Margin, Applicable Revolver
             LIBOR Margin and the Applicable L/C Margin will be 1.00%, 2.00% and 2.00% per annum, respectively, as of the Effective Date. Commencing with the date that the Borrower delivers consolidated quarterly Financial Statements for the first Fiscal Quarter that ends at least six (6) months after the Effective Date, the Applicable Margins will be adjusted (up or down) prospectively on a quarterly basis based upon the Borrower and its Restricted Subsidiaries' Total Debt Leverage Ratio for the applicable test period ended on the last day of such Fiscal Quarter. Adjustments in Applicable Margins will be determined by reference to the following grids:



                           IF TOTAL DEBT                             LEVEL OF
                        LEVERAGE RATIO IS:                     APPLICABLE MARGINS:
                        -----------------                      ------------------
                               <1.50                             Level I


                         >1.50, but < 2.00                      Level II
                         -


                         >2.00, but < 2.50                      Level III
                         -


                         >2.50, but < 3.00                      Level IV
                         -


                               >3.00                             Level V
                               -

                                                                   APPLICABLE MARGINS
                                                                   ------------------


                                         LEVEL I       LEVEL II     LEVEL III   LEVEL IV      LEVEL V
                                         -------       --------     ---------   --------      -------
          Applicable Revolver             0.50%         0.75%         1.00%     1.25%         1.50%
          Index Margin


          Applicable Revolver LIBOR       1.50%         1.75%         2.00%     2.25%         2.50%
          Margin



          Applicable L/C Margin           1.50%         1.75%         2.00%     2.25%         2.50%

         (c) By deleting the second sentence of Section 6.1(a) of the Credit Agreement and inserting in lieu thereof the following:

                 Notwithstanding the foregoing clause (y) of this Section 6.1(a), (1) any Restricted Subsidiary may merge or consolidate with any other Restricted Subsidiary, (2) any Credit Party or any Permitted Joint Venture Holding Company may acquire Stock in any Permitted Joint Venture, subject to the requirements of Section 6.1(b), and (3) any Credit Party may acquire all or substantially all of the assets or 100% of the Stock of any radiology practice or practice group or imaging center or other business providing similar services, including services ancillary to such practice or practice group (provided that the requirement to acquire all or substantially allof the assets of any practice or practice group shall not be deemed to require the acquisition of assets customarily retained by a Managed Practice following such an acquisition), or of a Person (a "PPM") that owns, operates or manages such groups or businesses (the "Acquisition Target") in a transaction that meets each of the following conditions (each, a "Permitted Acquisition"):

                          (i) Agent shall receive at least fifteen (15) days' prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of the Acquisition Target and the terms of such proposed Permitted Acquisition;

                          (ii) such Permitted Acquisition shall involve an Acquisition Target operating solely within one or more of the 50 states of the United States of America or the District of Columbia, shall be consensual, shall have been approved by the Acquisition Target board of directors or other governing authority or its authorized legal representative and shall not, in the case where the Acquisition Target is a PPM, involve an aggregate consideration (including, without limitation, but without duplication, cash paid, stock issued or Indebtedness or liabilities issued or assumed; the "Total Consideration") in an amount that exceeds $25,000,000;

                          (iii) the Agent shall have received on or within 10 days following the closing date of any such Permitted
                 Acquisition: (A)(1) with respect to a Practice Acquisition, copies of each of the Service Agreements, acquisition or merger agreements, professional employment and non-competition agreements and all other agreements executed in connection with such acquisition, the terms and conditions of which agreements shall be substantially similar to the terms and conditions of the Service Agreements, Acquisition

                 Agreements and other Related Transaction Documents executed in connection with the Related Transactions (which terms and conditions shall include, without limitation, the duration of the Service and Employment Agreements, the termination and practice repurchase provisions, practice governance provisions and provisions regarding the assignability as security to the Agent and which terms and conditions the Borrower shall use its reasonable best efforts to cause to include limitations on Managed Practice liabilities), and (2) with respect to other acquisitions, copies of the acquisition or merger agreements and all other agreements executed in connection with such acquisition, and (B) such opinions, certificates, lien search results and other documents as may be reasonably requested by Agent;

                          (iv) at least five (5) Business Days prior to the closing date of any such proposed Permitted Acquisition for which the Total Consideration to be paid by the Borrower and its Restricted Subsidiaries equals or exceeds $3,500,000, Borrower shall have delivered to Agent, in form and substance satisfactory to Agent, a certificate of the chief financial officer of Borrower in the form of Exhibit 6.1(a) to the effect that: (A) at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default will have occurred and be continuing;and (B) on a pro forma basis Borrower would have been in compliance with the financial covenants set forth in Annex E as of the most recent test period for which such covenants were tested, which covenants shall be calculated (in addition to the assumptions specified in Annex E) as if: (x) such acquisition and all other acquisitions closed or to be closed following such test period and prior to the proposed closing date of the proposed Permitted Acquisition had occurred at the beginning of such test period and Borrower had received income attributable to such Acquisition Target and such other acquired entities based on the actual performance of such Acquisition Target and such other acquired entities over such period (adjusted to reflect the pro forma effect of Borrower's physician compensation model as appropriate) and had incurred the Indebtedness and expenses incurred to purchase such Acquisition Target and such other acquired entity at the beginning of such period and repaid, retired, disposed of or refinanced any Indebtedness repaid, retired, disposed of or refinanced or to be repaid, retired, disposed of or refinanced in such acquisition at the beginning of such period, and (y) any disposition of Stock or of all or substantially all of the assets of any Subsidiary or Permitted Joint Venture by Borrower or any of its Subsidiaries and any termination of a Service Agreement (which Service Agreement is not contemporaneously replaced by a Service Agreement with the same Managed Practice that provides substantially the same EBITDA to Borrower and its Subsidiaries as the terminated Service Agreement) that have occurred or are to occur following such test period and prior to the proposed closing date of the proposed Permitted Acquisition had occurred at the beginning of such test period and the Borrower had not received any EBITDA attributable to such entity disposed of or to such terminated Service Agreement over such period and had incurred any Indebtedness or expense incurred in connection with such disposition or termination at the beginning of such period and had repaid, retired, disposed of or refinanced any Indebtedness that was or is to be repaid, retired or disposed of or refinanced in connection with such disposition or termination (to the extent that the Borrower and its Subsidiaries have been, or are to be, released from all liability with respect thereto) at the beginning of such period; and

                          (v) on or prior to the date of such Permitted Acquisition, Agent shall have received, in form and substance satisfactory to Agent, such documents and instruments as it shall require to evidence the joinder of any new Subsidiary, other than a Permitted Joint Venture, to the Subsidiary Guaranty and Subsidiary Pledge and Security Agreement and the perfection of all liens created thereunder (subject, in the case of an Acquired Permitted Joint Venture, to the provisions of Subsection 6.1(b)(iv)).

         In the case of any proposed Permitted Acquisition under clause (3) of the immediately preceding sentence where the Borrower's Senior Debt Leverage Ratio, both before and after giving effect to such acquisition and the incurrence of any Indebtedness to be incurred in connection therewith, is greater than or equal to 1.50 to 1.00, in addition to the requirements set forth in subclauses (i) through (v), the prior written consent of Requisite Lenders will be required if:

                 (x) the Total Consideration to be paid in conjunction with such acquisition equals or exceeds $15,000,000; or

                 (y) the Total Consideration to be paid in conjunction with such acquisition, taken together with the Total

                          Consideration to be paid in conjunction with all acquisitions made during the preceding twelve months, equals or exceeds $50,000,000 (but no such consent shall be required in the case of any Permitted Acquisition which involves a Total Consideration of $3,500,000 or less);

          (d) By deleting "One Hundred Fifteen Million Dollars ($115,000,000)" where it appears in the sixth line of the definition of "Commitments" and inserting in lieu thereof "One Hundred Sixty Million Dollars ($160,000,000)";

         (e) By amending the definition of the term "Revolving Credit Availability" contained in Annex A to the Credit Agreement to read as follows:

                          "Revolving Credit Availability" shall mean an amount
                 equal to three (3) times EBITDA of the Borrower and its Subsidiaries as calculated for the most recently ended twelve
                 (12) month period for which financial statements are required to be delivered pursuant to paragraph (a)(i) of Annex D, provided that EBITDA for purposes of determining the Revolving Credit Availability will be computed to include, on a pro forma basis, the EBITDA of the Borrower and its Subsidiaries attributable to any entity the stock or assets of which were acquired by the Borrower or any Subsidiary of the Borrower, or which came under the management of the Borrower or any Subsidiary of the Borrower, subsequent to the first day of such twelve (12) month period or are to be acquired with the proceeds of a Revolving Credit Advance, as if such entity had been owned and/or managed by the Borrower or such Subsidiary during such period which computation shall be made for such period as provided in paragraph (d)(i) of Annex E, and, provided further that EBITDA for purposes of determining the Revolving Credit Availability will be computed to exclude the EBITDA of the Borrower and its Subsidiaries attributable to any entity 100% of the stock or substantially all of the assets of which were disposed of by the Borrower or any Subsidiary of the Borrower or attributable to any Managed Practice the Service Agreement with respect to which was terminated and not replaced with a Service Agreement with the same entity generating substantially the same EBITDA, subsequent to the first day of such twelve (12) month period.

         (f) By deleting "One Hundred Fifteen Million Dollars ($115,000,000)" where it appears in the seventh line of the definition of "Revolving Loan Commitment" in Annex A to the Credit Agreement and inserting in lieu thereof "One Hundred Sixty Million Dollars ($160,000,000)";

         (g) By deleting the reference to "2.65 to 1.00" contained in the second column of subsection (a) of Annex E to the Credit Agreement and substituting in lieu thereof "2.00 to 1.00, unless and until the Borrower shall have issued at least $100,000,000 in principal amount of Subordinated Debt in accordance with Section 6.3(a) (iii), whereupon such requirement shall reduce to 1.75 to 1.00";

         (h) By amending subsection (c) of Annex E to the Credit Agreement to read as follows:

                 (c) Maximum Senior Debt Leverage Ratio. Each of (i) the Borrower and its Restricted Subsidiaries and (ii) the Borrower and its Subsidiaries, on a consolidated basis shall have at the end of each Fiscal Quarter a Senior Debt Leverage Ratio not in excess of 3.00 to 1.00.; and

         (i) By amending the Revolving Loan Commitments of the Lenders and the Swingline Lenders to read as set forth on the signature pages hereof.

         2. CONSENT AND WAIVER. The Agent and the Lenders hereby approve of and consent to this Amendment and the increases in the Commitments provided herein.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Lenders that (a) this Amendment, the Confirmation of Guaranty attached hereto and each Replacement Note has been duly authorized, executed and delivered by the Borrower and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by the Borrower or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date).

         4. RATIFICATION. The Borrower hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by the Borrower in connection therewith (including without limitation the other Financing Documents to which the Borrower is a party), effective as of the date hereof.

         5. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Borrower or any Credit Party as against the Agent or any Lender with respect to the obligations of the Borrower or such Credit Party to any of such parties under the Credit Agreement or the other Financing Documents, either with or without giving effect to this Amendment.

         6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective, upon the Effective Date, subject to the receipt of the following items, which in the case of documents to be delivered shall be in form and substance satisfactory to the Agent and the Lenders in their sole discretion:

         (a) the Agent shall have received this Amendment, duly executed, completed and delivered by the Agent, the Lenders and the Borrower and the attached confirmation of Guaranty, duly executed by each other Credit Party;

         (b) the Agent shall have received, for the account of each Lender, a duly completed and executed Revolving Credit Note for the amount of such Lender's Revolving Credit Commitment as increased by this Amendment, which Note shall be in the same form as the Revolving Credit Note previously issued to such Lender and shall be in replacement thereof (each a "Replacement Note");

         (c) the Agent shall have received (i) satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Amendment, the Confirmation of Guaranty and the Replacement Notes or (ii) an officer's certificate in form and substance satisfactory to Agent affirming that no such consents or approvals are required;

         (d) Borrower shall have paid to the Agent for the account of the Agent and the Lenders the fees required to be paid on the Effective Date in the respective amounts specified in that certain letter from GE Capital to the Borrower dated May 8, 1998 setting forth certain fees to be payable to the Agent and the Lenders in connection with this Amendment;

         (e) the Agent shall have received for the Borrower and each of its Subsidiaries, such Person's (i) charter and all amendments thereto (or evidence satisfactory to the Agent that there have been no changes to such documents since the same were delivered to the Agent and the Lenders at the Closing, and that the same continue in full force and effect), (ii) good standing certificates (including verification of tax status) in its state of incorporation and (iii) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Effective Date and certified by the applicable Secretary of State or other authorized Governmental Authority;

         (f) the Agent shall have received for Borrower and each of its Subsidiaries, (i) such Person's bylaws, together with all amendments thereto (or evidence satisfactory to the Agent that there have been no changes to such documents since the same were delivered to the Agent and the Lenders at the Closing), and (ii) resolutions of such Person's Board of Directors (or other governing body), approving and authorizing the execution, delivery and performance of this Amendment, the Replacement Notes and/or the Confirmation of Guaranty attached hereto, to the extent that such Person is a party, each certified as of the Effective Date by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment;

         (g) the Agent shall have received for Borrower and each of its Subsidiaries, signature and incumbency certificates of the officers of each such Person executing this Amendment, any Replacement Note or the Confirmation of Guaranty and/or any of the other documents to be delivered in connection herewith, certified as of the Effective Date by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete;

         (h) the Agent shall have received duly executed originals of the opinion of Haynes and Boone, L.L.P. counsel for Borrower and its Subsidiaries, together with any local counsel opinions requested by Agent, each in form and substance satisfactory to the Lenders, dated the Effective Date;

         (i) the Agent shall have received duly executed originals of a certificate of the Chief Executive Officer and Chief Financial Officer of Borrower, dated the Effective Date, stating that, since December 31, 1997 (i) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (ii) there has been no material adverse change in the industry in which Borrower operates; (iii) no Litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Agreement (as amended by this Amendment) and the other Loan Documents; (iv) there have been no Restricted Payments made by Borrower or any of its Subsidiaries; and (v) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries;

         (j) each Lender shall have received (i) prepayment of its portion of the Revolving Loan to the extent that its share of the outstanding Revolving Loan on the Effective Date would exceed its Pro Rata Share of the Revolving Loan as advanced by this Amendment, together with any amounts owing to such Lender pursuant to Section 1.10(b) of the Credit Agreement and (ii) each Lender shall have made additional Revolving Credit Advances to the Borrower (which may be applied to make any repayments required pursuant to clause (ii) of this paragraph) to the extent necessary to insure its portion of the Revolving Credit Loan to equal its Pro Rata Share thereof as amended by this Amendment; and

         (k) the Agent shall have received such other certificates, documents and agreements respecting this Amendment, the Replacement Notes or the Confirmation of Guaranty or any Credit Party, as Agent may, in its sole discretion, request.

         7. REIMBURSEMENT OF EXPENSES. The Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         9. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         11. ENTIRE AGREEMENT. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.


                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           AMERICAN PHYSICIAN PARTNERS, INC.



                                           By:
                                              ---------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



GENERAL ELECTRIC CAPITAL
                                           CORPORATION,
                                           as Agent and Lender

Revolving Loan Commitment
(including a Swing Line Commitment
of $5,000,000):
$66,000,000                                By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------

                                           BANK ONE, TEXAS, N.A.,
                                           as Lender

Revolving Loan Commitment:                 By:
$25,000,000                                   ---------------------------------
                                           Title:
                                                 ------------------------------


                                           BANQUE PARIBAS,
                                           as Lender

                                           By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------

Revolving Loan Commitment:                 By:
$14,500,000                                   ---------------------------------
                                           Title:
                                                 ------------------------------


                                           CREDIT LYONNAIS NEW YORK BRANCH,
                                           as Lender

Revolving Loan Commitment:                 By:---------------------------------
$20,000,000
                                           Title:
                                                 ------------------------------


                                           TORONTO DOMINION (TEXAS), INC.,
                                           as Lender

Revolving Loan Commitment:                 By:
$19,500,000                                   ---------------------------------
                                           Title:
                                                 ------------------------------

                                           COOPERATIEVE CENTRALE
                                           RAIFFEISEN - BOERENLEENBANK B.A.
                                           "RABOBANK NEDERLAND," NEW YORK
                                           BRANCH,
                                           as Lender

                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------

Revolving Loan Commitment:                 By:
$15,000,000                                   ---------------------------------

                                           Title:
                                                 ------------------------------

                            CONFIRMATION OF GUARANTY


         Each of the undersigned Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing First Amendment to Credit Agreement and Consent and agrees and confirms that its obligations under the Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as amended and modified hereby.

         This ___ day of May, 1998.


                                           ADVANCED IMAGING PARTNERS,
                                           INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           ADVANCED RADIOLOGY, LLC


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           IDE IMAGING PARTNERS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           M&S IMAGING PARTNERS, L.P.

                                           By:  M&S IMAGING PARTNERS, INC.,
                                                as General Partner


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           M&S IMAGING PARTNERS, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           MID ROCKLAND IMAGING
                                           PARTNERS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           PACIFIC IMAGING PARTNERS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           RADIOLOGY AND NUCLEAR MEDICINE
                                           IMAGING PARTNERS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------





                                           TOTAL IMAGING PARTNERS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           VALLEY IMAGING PARTNERS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           M&S IMAGING INVESTMENTS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           Location of Execution: